Filed pursuant to 497(k)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JANUARY 27, 2020

TO THE

SUMMARY PROSPECTUS DATED APRIL 29, 2019

BRIGHTHOUSE SMALL CAP VALUE PORTFOLIO

Michael Foley serves as a portfolio manager of the Brighthouse Small Cap Value Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. The following changes are made to the prospectus of the Portfolio.

The first paragraph of the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Christopher S. Beck, CFA, Executive Director and Chief Investment Officer – US Small-Mid Cap Value Equity, and Steven G. Catricks, CFA, Kelley A. McKee, CFA, and Kent P. Madden, CFA, each Vice President and Senior Portfolio Manager, all with DIFA, have managed the Portfolio since 2014. Michael Foley, CFA, Vice President and Senior Portfolio Manager, has managed the Portfolio since 2019.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE